Exhibit 99.1

The First Agrees to Purchase Seven Cadence Bank Branches

HATTIESBURG, Miss.--(BUSINESS WIRE)--September 2, 2021--The First, A National Banking Association (“The First”), headquartered in Hattiesburg, Mississippi and subsidiary of The First Bancshares, Inc. (NASDAQ: FBMS “FBMS”) has entered into a definitive purchase agreement to acquire seven Cadence Bank, N.A. branches in Northeast Mississippi. Cadence Bank, N.A. is a subsidiary of Cadence Bancorporation (NYSE: CADE “Cadence”).

The divestiture of these branches is a result of the joint Letter of Agreement (“LOA”) entered into between BancorpSouth Bank (NYSE: BXS “BancorpSouth”) and Cadence with the United States Department of Justice’s Antitrust Division (“DOJ”) in connection with the proposed merger of BancorpSouth and Cadence.

It is expected that The First will assume approximately $450 million in deposits for a premium of $1 million, acquire approximately $42 million in loans at par value, acquire the real estate associated with the seven Cadence branches at their appraised value, and acquire other assets associated with the branches at book value. The definitive purchase agreement provides that the consummation of the transaction must occur within 180 days following the BancorpSouth and Cadence merger. However, this transaction is expected to close in the fourth quarter of 2021, subject to the satisfaction of customary closing conditions, including the consummation of the BancorpSouth and Cadence merger and receipt of all necessary regulatory approvals. The First intends to make offers of employment to current branch employees upon the close of the transaction and will be providing additional information to customers of the branches slated for divestiture.

The following Cadence branches will be divested:

  128 East Commerce Street, Aberdeen, Mississippi
  302 Highway 145 North, Aberdeen, Mississippi
  657 Commerce Street, West Point, Mississippi
  215 Highway 45 South, West Point, Mississippi
  818 Highway 12 West, Starkville, Mississippi
  793 Russell Street, Starkville, Mississippi
  606 Highway 12 East, Starkville, Mississippi

“We are excited about growing our company’s presence in our home state of Mississippi with the addition of seven locations in Starkville, West Point, and Aberdeen,” said Hoppy Cole, President and CEO of The First. “This expansion furthers our strategic vision of building a high performing regional bank. We look forward to welcoming our new team members and clients, and we are thrilled with the opportunities for growth that this presents.”

Stephens Inc. served as financial advisor to The First Bancshares, Inc.

About The First Bancshares, Inc.

The First Bancshares, Inc., headquartered in Hattiesburg, Mississippi, is the parent company of The First, A National Banking Association. Founded in 1996, the First has operations in Mississippi, Louisiana, Alabama, Florida and Georgia. The Company’s stock is traded on NASDAQ Global Market under the symbol FBMS. Information is available on the Company’s website: www.thefirstbank.com.

About Cadence Bancorporation

Cadence Bancorporation (NYSE: CADE), headquartered in Houston, Texas, is a regional financial holding company with $18.7 billion in assets as of June 30, 2021. Its wholly owned subsidiary, Cadence Bank, N.A., operates 99 branch locations in Alabama, Florida, Georgia, Mississippi, Tennessee and Texas, and provides corporations, middle-market companies, small businesses and consumers with a full range of innovative banking and financial solutions. Cadence Bank’s services and products include commercial and business banking, treasury management, specialized lending, asset-based lending, commercial real estate, SBA lending, foreign exchange, wealth management, investment and trust services, financial planning, retirement plan management, personal and business insurance, consumer banking, consumer loans, mortgages, home equity lines and loans, and credit cards. The bank’s clients have access to leading-edge online and mobile solutions, interactive teller machines, and more than 55,000 ATMs. The Cadence Bank team of more than 1,800 associates is committed to exceeding customer expectations and helping their clients succeed financially. Cadence Bank, N.A. Member FDIC. Equal Housing Lender. NMLS#525022.

About BancorpSouth Bank

BancorpSouth Bank (NYSE: BXS) is headquartered in Tupelo, Mississippi, with approximately $28 billion in assets. BancorpSouth operates approximately 315 full-service branch locations as well as additional mortgage, insurance, and loan production offices in Alabama, Arkansas, Georgia, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas, including an insurance location in Illinois. BancorpSouth is committed to a culture of respect, diversity, and inclusion in both its workplace and communities. To learn more, visit our Community Commitment page at www.bancorpsouth.com; "Like" us on Facebook; follow us on Twitter and Instagram: @MyBXS; or connect with us through LinkedIn.

Forward Looking Statements

This communication and certain of other filings of FBMS, Cadence, and BancorpSouth with the Securities and Exchange Commission contain statements that constitute “forward looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the future business and financial performance of each of FBMS, Cadence, and BancorpSouth and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of each of FBMS, Cadence, and BancorpSouth to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the management teams of each of FBMS, Cadence, and BancorpSouth and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Companies conduct operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; (5) risks related to recently completed acquisitions and other M&A activity by each of FBMS, Cadence, and BancorpSouth, including that the anticipated benefits from such transactions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management’s plans for the future; (7) credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values, or competition; (8) changes in accounting principles, policies, or guidelines; (9) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of participation in and execution of government programs related to the COVID-19 pandemic; (10) the impact of the COVID-19 pandemic on the assets, business, cash flows, financial condition, liquidity, prospects and results of operations of each of FBMS, Cadence, and BancorpSouth; (11) potential increases in the provision for loan losses resulting from the COVID-19 pandemic; (12) the possibility that the proposed transaction will not close when expected or at all because required regulatory approval are not received or other conditions to the closing are not satisfied on a timely basis or at all; (13) the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from the integration of customers or as a result of the strength of the economy and competitive factors in the areas where FBMS, Cadence, and BancorpSouth do business; (14) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (15) diversion of attention of the management teams of each of FBMS, Cadence, and BancorpSouth from ongoing business operations and opportunities; (16) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; and (17) other general competitive, economic, political, and market factors, including those affecting the business, operations, pricing, products, or services of FBMS, Cadence, and BancorpSouth. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect the businesses of FBMS, Cadence, and BancorpSouth, can be found in our Annual Reports on Form 10-K and in other filings by each of FBMS, Cadence, and BancorpSouth with the Securities and Exchange Commission, which are available on the SEC’s website, http://www.sec.gov, or, in the case of BancorpSouth, at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth’s website, https://www.bancorpsouth.com/, under the heading “Public Filings”. Undue reliance should not be placed on forward-looking statements. Each of FBMS, Cadence, and BancorpSouth disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Contacts

The First Contact:
M. Ray “Hoppy” Cole, CEO or
DeeDee Lowery, CFO
601-268-8998

Cadence Contact:
Danielle Kernell
danielle.kernell@cadencebank.com
713-871-4051

BancorpSouth Contact:
Antrenise Robinson
media.relations@bxs.com
662-680-2038